U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2000



                                   EPROMO.COM
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                      0-25825                  77-0530472
         ------                      -------                  ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)             Identification
                                                                Number)



                             19200 Von Karman Avenue
                                  Fourth Floor
                            Irvine, California 92612
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)



                                 (949) 622-5453
                                 --------------
                           (Issuer's Telephone Number)



                             TIBERON RESOURCES LTD.
                        11930 MENAUL BOULEVARD N.E., #107
                          ALBUQUERQUE, NEW MEXICO 87112
--------------------------------------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On August 21, 2000, ePromo.com, a Nevada corporation (the "Registrant" or the "Company"), consummated the acquisition of C.D. Promo Limited ("CD Promo"), by exchanging 76,169 shares of the Registrant's common stock for each issued and outstanding share of common stock of CD Promo. CD Promo had a total of 110 issued and outstanding shares of common stock prior to its acquisition by the Company. The total number of shares issued in the acquisition was 8,378,590, resulting in the Company having approximately 16,428,590 shares of common stock outstanding after the acquisition. The shares issued in the acquisition were issued pursuant to exemptions from registration available under Regulation D. All of such shares are "Restricted Shares" within the meaning of the Securities Act of 1933, as amended. The shareholders of CD Promo were:

         Darren Everitt
         Karl Heimer Karlsson
         David Beasely

         John Stephens
         Arnar Gunnlaugsson
         DomainDecision.Com Limited

         As a result of the share exchange, the former shareholders of CD Promo now control the Registrant.

         Pursuant to the terms of the Share Exchange Agreement, dated May 11, 2000, the Registrant's sole officer, Mr. Reg Handford, and sole director, Mr. Leroy Halterman, tendered their resignations effective August 21, 2000. Copies of the resignations are attached hereto as Exhibits 1.1 and 1.2.

         Effective August 21, 2000: Darren Everitt, Heimir Karlsson, Ken St. Clair, Martyn Rose and Jay W. Hubbard were appointed as directors of the Registrant. Mr. Hubbard resigned as a director on October 30, 2000. Martyn Rose never formerly accepted the appointment as a director and never served as a director of the Company.

         Effective August 21, 2000, The following individuals were appointed as officers of the Registrant: (i) Darren Everitt as President and Secretary; (ii) Heimir Karlsson as Vice President of Sales; and (iii) Lynn Eddington as Chief Executive Officer. Since August 21, 2000, Lynn Eddington has resigned as CEO and is no longer employed by the Registrant. Greg Barela was appointed the Company's Chief Executive Officer on October 1, 2000.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         C.D. Promo Limited is a company organized under the laws of England and Wales and intends to produce compact disks (CDs) to be used as multi-media marketing configurations for a variety of businesses. CD Promo also owns and holds the rights to a number of registered domain names for use on the Internet. As the parent company of CD Promo, the Registrant intends to continue the development and business of CD Promo as more particularly described in Item 5.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

         Not applicable.

ITEM 5.  OTHER EVENTS AND INFORMATION

         A.       Caution Regarding Forward-looking Information
                  ---------------------------------------------

         This report contains certain forward-looking statements and information relating to the Company and CD Promo that are based on the beliefs of the Company or management as well as assumptions made by and information currently available to the Company or management. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan" and "intend" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks or uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumption prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein and those contained within the Company's Form 10-SB.

         B.       Name and Symbol Change
                  ----------------------

         Effective July 31, 2000, the Registrant amended its Articles of Incorporation to change its name from Tiberon Resources Ltd., to ePromo.com. A copy of the amendment to registrant's Articles of Incorporation is attached hereto as Exhibit 3.1. The Registrant's trading symbol is "EPMO," and its new CUSIP number is 294358 10 6. The Registrant's new address is 19200 Von Karman Avenue, Fourth Floor, Irvine, California 92612, telephone number: (949) 622-5453. The address of the Registrant's operating subsidiary is ePromo.com, Louis Pearlman Centre, Goulton Street, Suite 115, Kingston Upon Hull, United Kingdom HU3 4DL, and its telephone number is 011 44 148 232 0044.

         C.       Acquisition of C.D. Promo Limited
                  ---------------------------------

         The Company is a holding company which currently has only one operating subsidiary, C.D. Promo Limited, a private listed company formed under the laws of the United Kingdom. The Company anticipates acquiring additional operating subsidiaries in the future. CD Promo was formed in May 1999, with a mission to provide a creative media and marketing team as well as quality, innovative, portable CD profiling and CD concert ticket machinery, and to produce CDs for potential clients demanding precision, impact and guaranteed results, in a selective and progressive marketplace.

         Products.

                  The Company's main product, the CD-Promo Product Portfolio, is a unique marketing tool for use in profiling both a company and its products. CD Promo believes that this product will enable purchasers to present themselves and their company in a number of different multi-media configurations all contained on custom shaped CDs the size of a business card. CD Promo believes that this concept will eventually replace the necessity to use conventional brochures and cards for marketing and sales purposes.

                  CD Promo has exclusive rights for the sale of CD Promo Cutting Machines and CD Promo Shape CDs worldwide as well as the system for the creation and cutting of the shape of CD's along with specialized plates and other auxiliary parts supplied. By the use of specially designed plates, CD Promo has made significant improvements in the appearance of the products over the past 12 months and is now ready to supply these hardware and software improvements to countries outside of its United Kingdom home market. The various components (hardware & software) for shape CD manufacture are delivered to the CD Promo's premises where they are assembled and tested prior to being delivered and installed at the licensees' premises. All costs associated with the development of the current CD Promo cutting machines have been met through investment capital. It is the intent of the company to market its machines to licensees worldwide to cover as many business demographics as possible while maintaining the ability to sell the machines to certain strategic alliances and/or joint ventures. CD Promo is currently attempting to provide an independent industry-wide catalogue and ordering system utilizing computer communications rather than the distribution of color catalogues.

         CD Promo also plans to offer:

         o The exclusive MediaTicketCD(TM) (designed by CD Promo and displayed on many industry web sites originating from the U.K.) designed as a balanced CD Rom ticket with enhancements will also play in a standard music system in addition to a personal computer.

         o DVD authoring, pre-mastering and M Peg encoding, full editing and specialist film facilities for fashion, corporate and pop promo videos.

         o Graphic design and multimedia specialists, from brochure and shape CD design through complex animation and sound track authoring and full award winning virtuality facilities.

         Market Definition Segments & Product Categories

         CD  Promo  specializes  in  the  in-house   prototype   production  and
manufacture of CDs in different shapes. It also provides, a full turn key package for state-of-the-art multimedia production, including, 3D graphics, animation, virtuality, film/video, sound tracks, voice over etc.

         CD Promo has divided the CD Shape sector of the market into Business and Retail sectors.

         Competition.

         CD Promo will compete with numerous C.D. Producers, most of which are larger and better financed than CD Promo, however, CD Promo hopes that its innovative use and marketing of CD's will allow it to become a leader in promotional CD's.

Patents, Trademarks and Tradenames
----------------------------------

         CD Promo has not filed for any state of federal protection of any patents, trademarks or tradenames in any jurisdiction however the C.D. Promo does consider a number of its trade names to be proprietary. CD Promo does not have any patents.

Legal Proceedings
-----------------

         Neither the Company nor CD Promo are parties to any legal proceedings.

Offices
-------

         CD Promo leases approximately 1600 square feet of office and approximately 1300 square feet of shop area located at Princes House Wright Street, Kingston Upon Hull, for which the Company pays approximately $10,000 per annum, based upon current dollar/British pound exchange rates. The Company anticipates that this facility will be adequate for CD Promo's needs for the next 6 months. The Company intends to relocate thereafter to an approximately 4000 square foot facility. CD Promo's current lease expires in July, 2003.

Employees
---------

         CD Promo has 2 full time and 3 part-time employees in the United Kingdom, one employee in the United States, its Chief Executive Officer, Greg Barela and one consultant.

Executive Officers and Directors
--------------------------------

         Name                     Age          Position with the Company

         Darren Everitt            37          President, Secretary, Director

         Greg Barela               28          Chief Executive Officer

         Karl Heimir Karlsson      39          Vice President Sales, Director

         Ken St. Clair             59          Director

         Darren Everitt, President, Secretary and Director. Mr. Everitt has been an officer and director of the Company's subsidiary, CD Promo, since its inception in 1999 and has been an officer and director of the Company since August 21, 2000. Prior to founding CD Promo, Mr. Everitt was a finance manager with Wagon Finance Corporation from 1988 to 1995. From 1995 to 1998, he was a finance manager and branch manager with Transamerica Trust. Darren has served in the Royal Air Forces and was presented to Queen Elizabeth II, he represented the Wagon Finance Corporation at the International Motor Show on numerous occasions and has presented to large auditoriums at NEC for new product launches. He has also trained personnel in IT technology and presentation skills on a national basis and has worked for those organizations above in addition to, Halfords, British Gas, Transamerica Trust and NWS.

         Greg Barela, Chief Executive Officer. Mr. Barela has been the Chief Executive Officer of the Company since October 1, 2000. Mr. Barela is also an officer and director of Qvergent Radio Corp. Prior to founding, Qvergent in 2000, Mr. Barela was an employee of Peterson Brothers Construction from 1997 to 2000, Milestone Paving Systems from 1996 to 1997 and Systems Paving, Inc., from 1993 to 1996.

         Karl Heimir Karlsson, Vice President Sales, Director. As a co-founder of the Company, Mr. Karlsson joined the Company in 1999. From 1996 to 1999 he was the Managing Director of Pure-Tec Limited. From 1986 to 1996 Mr. Karlsson was a sports editor and anchor with the Icelandic Broadcasting Corp. Heimir Karlsson, former international Professor footvaller, TV Sports Editor, broadcaster and author. Heimir has made numerous Radio and Television broadcasts and masterminded the exclusive international contractual negotiations for the Icelandic Broadcasting Corporation with bodies such as the NBA, NFL, BBC, ABC, NBC, CBS and many more. Mr. Karlsson has a degree in Sociology from the University of Iceland.

Executive Compensation
----------------------

         The following table sets forth information for the Executive Officers of the Registrant and for each employee of the Registrant whose total annual salary and bonus for the last completed fiscal year exceeded $100,000

                                                                       Annual Compensation

                                                                       Other Annual        Restricted Stock
Principal Position         Year     Salary           Bonus(1)          Compensation           Award(s)(2)
------------------         ----     ------           --------          ------------           -----------

Greg Barela                2000     $-0- (3)            --                   --                  --
Chief Executive Officer

Darren Everitt             2000     $40,000(4)          --                   --                  --
President, Secretary
Vice President, Marketing

Karl Heimir Karlsson       2000     $40,000(4)          --                   --                  --
Vice President, Sales

------------------------
(1) Executives may receive discretionary bonus awards as determined by the Board of Directors of the Company.

(2) The Company has not yet adopted a stock option plan, but intends to adopt such a plan in the future.

(3) The Company is currently negotiating the terms of Mr. Barela's compensation. The Company anticipates entering into an employment agreement with Mr. Barela within the next 90 days. Mr. Barela is not currently being paid or accruing a salary.

(4) The Company is currently negotiating employment agreements with Mr. Everitt and Mr. Karlsson. The salary reflected in the above table may be increased in the future depending upon financing available to the Company, the success of CD Promo's operations or the results of negotiation of the employment agreements contemplated for each.

Employment Agreements
---------------------

         The Registrant does not have any employment contracts with any of its officers or directors or any officers or directors of CD Promo. Such persons are employed by the Company or its subsidiary on an at will basis, and the terms and conditions of employment are subject to change by the Registrant. As of the date of this report, none of the Named Executive Officers held any options to acquire shares of the Registrant's stock. The executive officers of CD Promo had executory three year employment agreements which they agreed to terminate prior to the date of this report.

Stock Option Plans
------------------

         The Company has not adopted a Stock Option Plan. Since its inception, the Company has not granted any stock options, stock appreciation rights or long term incentive plan payouts. The Company intends to adopt a stock option plan in the future to provide a mechanism to attract and retain employees and compensate directors, officers and employees.

Directors Compensation
----------------------

         The Company does not directly compensate its directors at this time, however, certain directors are compensated in their capacity as officers of the Company and its subsidiaries.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The following table sets forth information, as of the date of this report, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock and by directors and officers of the Company, both individually and as a group:

-----------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF                                      NUMBER OF SHARES        PERCENT OF
                 OWNER                   POSITION                        OWNED             CLASS (1)
-----------------------------------------------------------------------------------------------------
Darren Everitt                           President,                    2,285,070             13.91%
Apartment 6                              Secretary,
Swanland Hall                            Director
Park Swanland
East Yorkshire HU14 3NW, UK
-----------------------------------------------------------------------------------------------------
Greg Barela                              Chief Executive                  -0-                  -0-
503 Santa Maria Drive                    Officer
Irvine, CA 92606
-----------------------------------------------------------------------------------------------------
Karl Heimir Karlsson                     Director                      2,285,070             13.91%
43 Northfield
Swanland East Yorkshire
HU14 3RB UK
-----------------------------------------------------------------------------------------------------
Ken St. Clair                            Director                         -0-                  -0-
3064 North 109th Avenue
Avondale, AZ  85323
-----------------------------------------------------------------------------------------------------
David Beasley                               __                          761,690              4.64%
Bentley Lodge
East Yorkshire, HU17 8PJ UK
-----------------------------------------------------------------------------------------------------
John Stephens                               __                          761,690              4.64%
178 Victoria Avenue
Kingston Upon Hull UK
-----------------------------------------------------------------------------------------------------
Arnar Gunlaugsson                           __                         1,523,380             9.27%%
Lots Louis Pearlman Centre,
Goulton Street, Suite 115
Kingston Upon Hull, HU3 4DL,
U.K.
-----------------------------------------------------------------------------------------------------
Domain Decisions Limited                    __                          761,690              4.64%%
Birgir Hallsorsson, Director
Le Quense Chambers
9 Burrard Street
St. Helier, Jersey Channel Islands
24WS, UK
-----------------------------------------------------------------------------------------------------
Officers and Directors as a group           __                         4,570,140             27.51%
(4 persons)
-----------------------------------------------------------------------------------------------------

         (1) This table is based on 16,428,590 shares of common stock outstanding on October 31, 2000. Where the persons listed on this table have the right to obtain additional shares of common stock within 60 days from October
31, 2000, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

Disclosure Concerning Registrant's Officers and Directors
---------------------------------------------------------

         On July 15, 1999, the Company's Chief Executive Officer, Greg Barela filed a petition for personal bankruptcy pursuant to Chapter 7 of the Federal Bankruptcy Code. Mr. Barela received a discharge of all of his debt obligations on October 25, 1999.

         D.       Acquisition of Qvergent Radio Corp.
                  -----------------------------------

                  On October 11, 2000, the Company entered into a non-binding Letter of Intent with Qvergent Radio Corp., a Delaware corporation ("Qvergent") pursuant to which the Company has agreed in principle to purchase all of the outstanding shares of Qvergent for 4,189,295 shares of restricted common stock of the Company. The Letter of Intent contemplated a closing of a definitive merger agreement on or before October 31, 2000. As an inducement to the Registrant and Qvergent to enter into the merger, the former shareholders of C.D. Promo Limited agreed to surrender an aggregate of 4,189,295 shares of then common stock in the Registrant. The expiration of the Letter of Intent was extended to November 15, 2000. A copy of the Letter of Intent and the amendment are attached hereto and incorporated herein as Exhibit 10.2 and 10.3. The Company anticipates executing a definitive merger agreement with Qvergent by November 15, 2000.

                  The Registrant's acting Chief Executive Officer, Greg Barella, is also the Chief Executive Officer of Qvergent. A conflict of interest exists concerning the terms of the Merger Agreement between the Registrant and Qvergent.

         E.       Termination of Negotiations to Acquire Sonet Communications
                  -----------------------------------------------------------

                  The Company and Sonet Communications have agreed to cancel the planned purchase of Sonet by the Company.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of C.D. Promo Limited.

                  (b)      Exhibits:

                                C.D. PROMO LIMTED
                          INDEX TO FINANCIAL STATEMENTS





Report of Independent Auditors for the year ended December 31, 1999      F-1

Balance Sheet as of December 31, 1999                                    F-2

Statement of Operations for the period February 10, 1999
         (Date of Inception) to December 31, 1999                        F-3

Statement of Shareholders' Deficiency for the period February 10, 1999
         (Date of Inception) to December 31, 1999                        F-4

Statement of Cash Flows for the period February 10, 1999
         (Date of Inception) to December 31, 1999                        F-5

Notes to Financial Statements                                            F-6

                         REPORT OF INDEPENDENT AUDITORS





To the Board of Directors and Shareholders of C.D. Promo Limited

We have audited the accompanying balance sheet of C.D. Promo Limited (A Company in the Development Stage) as of December 31, 1999 and the related statement of operations and comprehensive loss, shareholders' deficiency, and cash flows for its fiscal year from inception February 10, 1999 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.D. Promo Limited (A Company in the Development Stage) as of December 31, 1999 and the results of its operations and comprehensive income and its cash flows for its fiscal year from inception February 10, 1999 to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, there is substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        By: /s/ HOLLANDER, LUMER & CO. LLP
                                        ----------------------------------
                                                HOLLANDER, LUMER & CO. LLP

Los Angeles, California
August 4, 2000

                               C.D. PROMO LIMITED
                      (A Company in the Development Stage)
                                 BALANCE SHEETS


                                                       December 31,   June 30,
                                                           1999         2000
                                                        ---------    ---------
                                                       (unaudited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                               $   1,995    $   3,856
Prepaid value added tax, net                                7,035       55,931
                                                        ---------    ---------
TOTAL CURRENT ASSETS                                        9,030       59,787
                                                        ---------    ---------
PROPERTY AND EQUIPMENT, net                                37,164      179,960
                                                        ---------    ---------
                                                        $  46,194    $ 239,747
                                                        =========    =========

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Bank overdraft                                          $   2,138    $    --
Accounts payable and accrued expenses                       6,864      160,814
Obligation under capital lease - current portion            4,711       10,600
Due to related parties                                     40,071       21,531
                                                        ---------    ---------
TOTAL CURRENT LIABILITIES                                  53,784      192,945
                                                        ---------    ---------
NONCURRENT LIABILITIES
Note payable to related party                              77,570      277,679
Obligation under capital lease - noncurrent portion        30,898       46,812
                                                        ---------    ---------
TOTAL NONCURRENT LIABILITIES                              108,468      324,491
                                                        ---------    ---------
TOTAL LIABILITIES                                         162,252      517,436
                                                        ---------    ---------
SHAREHOLDERS' DEFICIENCY
Common stock, no par value; authorized - 1,000 shares
issued and outstanding - 100 shares                           161          161
Deficit accumulated during the development stage         (115,940)    (290,236)
Accumulated other comprehensive income (loss)                (279)      12,386
                                                        ---------    ---------
TOTAL SHAREHOLDERS' DEFICIENCY                           (116,058)    (277,689)
                                                        ---------    ---------
                                                        $  46,194    $ 239,747
                                                        =========    =========


                 See accompanying Notes to Financial Statements


                                           C.D. PROMO LIMITED
                                  (A Company in the Development Stage)
                             STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS


                                               for the period       for the period       for the period
                                               from inception      January 1, 2000       from inception
                                             February 10, 1999 to         to                   to
                                              December 31, 1999     June 30, 2000         June 30, 2000
                                             ----------------------------------------   ------------------
                                                                     (unaudited)           (unaudited)

REVENUES                                                $ 1,933             $ 19,253             $ 21,186
                                             -------------------  -------------------   ------------------

EXPENSES
General and administrative                              117,085              187,270              304,355
Depreciation                                                788                6,279                7,067
                                             -------------------  -------------------   ------------------
TOTAL EXPENSES                                          117,873              193,549              311,422
                                             -------------------  -------------------   ------------------
NET LOSS                                               (115,940)            (174,296)            (290,236)
                                             -------------------  -------------------   ------------------
OTHER COMPREHENSIVE INCOME
Foreign currency translation
 adjustment                    (                            279)              12,665               12,386
                                             -------------------  -------------------   ------------------
 COMPREHENSIVE LOSS                                  $ (116,219)          $ (161,631)          $ (277,850)
                                             ===================  ===================   ==================


                 See accompanying Notes to Financial Statements


                                               C.D. PROMO LIMITED
                                      (A Company in the Development Stage)
                                     STATEMENTS OF SHAREHOLDERS' DEFICIENCY
                      FOR THE PERIOD FROM INCEPTION FEBRUARY 10, 1999 TO DECEMBER 31, 1999
                           AND THE PERIOD JANUARY 1, 2000 TO JUNE 30, 2000 (unaudited)


                                                                      Other
                                    Common Stock      Accumulated  Comprehensive
                                 Shares     Amount      Deficit       Income       Total
                               ---------   ---------   ---------    ---------    ---------
Issuance of common stock             100   $     161   $    --      $    --      $     161

Foreign currency translation
  adjustment                        --          --          --           (279)        (279)

Net loss                            --          --      (115,940)        --       (115,940)

                               ---------   ---------   ---------    ---------    ---------
Balance, December 31, 1999           100   $     161   $(115,940)   $    (279)   $(116,058)
                               ---------   ---------   ---------    ---------    ---------

Foreign currency translation
  adjustment                        --          --          --         12,665       12,665

Net loss                            --          --      (174,296)        --       (174,296)
                               ---------   ---------   ---------    ---------    ---------
Balance, June 30, 2000
  (unaudited)                        100   $     161   $(290,236)   $  12,386    $(277,689)
                               ---------   ---------   ---------    ---------    ---------


                 See accompanying Notes to Financial Statements


                                            C.D. PROMO LIMITED
                                   (A Company in the Development Stage)
                                         STATEMENTS OF CASH FLOWS


                                               for the period       for the period         for the period
                                               from inception       January 1, 2000        from inception
                                             February 10, 1999           to to                   to
                                             December 31, 1999       June 30, 2000         June 30, 2000
                                                 ---------             ---------             ---------
                                                                      (unaudited)           (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                $(115,940)            $(174,296)            $(290,236)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
  Foreign currency translation adjustment             (279)               12,665                12,386
  Depreciation                                         788                 6,279                 7,067
Changes in operating assets and liabilities:
  Prepaid value added tax                           (7,035)              (48,896)              (55,931)
  Accounts payable and accrued expenses              6,864               153,950               160,814
                                                 ---------             ---------             ---------
NET CASH USED IN OPERATING ACTIVITIES             (115,602)              (50,298)             (165,900)
                                                 ---------             ---------             ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                           (37,952)             (149,075)             (187,027)
                                                 ---------             ---------             ---------
NET CASH USED IN INVESTING ACTIVITIES              (37,952)             (149,075)             (187,027)
                                                 ---------             ---------             ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft                                       2,138                (2,138)                 --
Capital lease                                       35,609                21,803                57,412
Advances from related parties                       40,071               (18,540)               21,531
Proceeds from issuance of common stock                 161                  --                     161
Proceeds from issuance of note, net                 77,570               200,109               277,679
                                                 ---------             ---------             ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES          155,549               201,234               356,783
                                                 ---------             ---------             ---------
NET INCREASE IN CASH                                 1,995                 1,861                 3,856

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD        --                   1,995                  --
                                                 ---------             ---------             ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD         $   1,995             $   3,856             $   3,856
                                                 =========             =========             =========


                 See accompanying Notes to Financial Statements

                               C.D. PROMO LIMITED
                      (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


1.   Description of Business

     C.D. Promo Limited (the "Company") was incorporated under the laws of the United Kingdom on February 10, 1999, and did not commence business operations until July 1, 1999. The Company was originally incorporated on the same date as Equiton Limited, and subsequently changed its name to the C.D. Promo Limited on May 24, 1999. The Company intends to provide its customers a multi-media marketing medium to promote their companies and its products and services. The medium will be custom shaped compact disks ("CDs") and digital video disks ("DVDs").

     The Company currently has only limited sales and has not yet extensively marketed its product.

2.   Summary of Significant Accounting Policies

     Basis of Presentation - Since the Company has limited revenues and has not yet commenced its principle operations, its is considered a "development stage enterprise", as defined by Statement of Financial Accounting Standards ("SFAS") No. 7, Accounting and Reporting by Development Stage Enterprises.

     Fiscal Year - The Company adopted a fiscal year ending December 31. These financial statements include the transactions from the inception of the Company, February 10, 1999 to December 31, 1999.

     Start-up Activities - In 1998, the American Institute of Certified Public Accountants ("AICPA") amended the AICPA Statement of Position ("SOP") and Audit and Accounting Guides addressing the reporting of costs of start-up activities. Effective for fiscal years beginning after December 15, 1998, SOP 98-5 requires costs of start-up activities and organizational costs to be expensed as incurred.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     Fair Value of Financial Instruments - The Company's financial instruments consist of cash equivalents, accounts receivable, accounts payable, and accrued expenses. The fair values of the Company's financial statements approximate the carrying value of the instruments.

     Property and Equipment - Property and equipment is recorded at cost and depreciation is computed on the straight-line method based upon the estimated useful life or over the lease term, whichever is shorter.

                               C.D. PROMO LIMITED
                      (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

     Revenue Recognition - Revenue from sale of CDs is recorded at the time the CDs are shipped.

     Research & Development Costs - Research and development costs are expensed as incurred.

     Advertising Expense - Advertising and promotional costs are expensed as incurred.

     Foreign Currency Translation - The Company is using the British pound sterling as their functional currency. Assets and liabilities are translated into U.S. dollar at period-end exchange rates. Income statement amounts are translated using monthly exchange rates during the year. Gains and losses resulting from translating foreign currency financial statements are accumulated in a separate component of shareholders' equity until the Company is sold or liquidated.

     Income Taxes - The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     The Company is subject to income taxes in the United States of America (the "U.S.") and United Kingdom (the "U.K."). Taxes paid in the U.K. will be used as a credit in calculating the U.S. income taxes to the extent that U.S. tax law and tax treaty allows with the U.K.


3.   Disclosure of Certain Significant Risks and Uncertainties

     Going Concern - The Company has accumulated net losses of $115,940 and negative working capital of $44,754 as of December 31, 1999. The Company's capacity to operate as a going-concern is dependent on its ability to obtain adequate financing to fund its operations until the Company is able generate commercial revenues sufficient to fund ongoing operations. There can be no guarantee that any additional financing will be available on terms favorable to the Company or its shareholders, if at all. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Dependence Upon Key Personnel - The success of the Company is largely dependent on the personal efforts of Messrs. Darren Everitt and Heimir
     Karlsson, the founders. The loss of these individuals could have a materially adverse effect on the Company's operations.

     Other Risks and Uncertainties - The Company is subject to various risks and uncertainties frequently encountered by companies in early stage of development. Such risks and uncertainties include, but are not limited to, its limited operating history and a lack of awareness of the Company's product in the U.S.

                               C.D. PROMO LIMITED
                      (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

4.   Prepaid Value Added Tax

     Value Added Tax ("VAT") is an indirect tax levied on consumer goods and business transactions in many European countries, including the United Kingdom. Upon sale of goods, the consumer pays for the goods plus the VAT, which is collected by the seller. The seller subsequently remits the VAT to the proper taxing authority. Likewise, certain expenditures by the seller are eligible for reclaim of VAT. As of December 31, 1999, the Company had a net VAT reclaimable amount of $7,035.

5.   Property and Equipment

     Property and equipment is comprised of an automobile. For the period ended December 31, 1999 the depreciation expense was $788.

6.   Notes Payable to Related Party

     In October 1999, Darren Everitt and Karl Heimir Karlsson, both directors of the Company, each transferred 10 shares of the Company's Common Stock to Arnar Gunnlaugsson, a third-party investor, in consideration for his interest free loan to the Company. At December 31, 1999 the outstanding loan balance to Mr. Gunnlaugsson was $77,570. Under the terms of the loan, the outstanding loan balance becomes due and payable within 36 months of the anniversary date of the loan agreement.

7.   Merger Agreement

     On May 1, 2000 The Company entered into a Share Exchange Agreement (the "Agreement") with Tiberon Resources Limited, a Nevada Corporation ("Tiberon") with the intention of the Company becoming a wholly-owned subsidiary of Tiberon thorough the exchange of all outstanding shares of the Company's Common Stock for shares of Tiberon Common Stock. Each outstanding shares of the Company's Common Stock will be exchanged for 76,169 shares of Tiberon Common Stock resulting in the Company's Shareholders' ownership of 51% or more of the then outstanding shares of Tiberon Common Stock. The closing of the Agreement will occur on or before 20 days after Tiberon receives the Company's Financial Statements as defined in the Agreement. At closing, or as soon as practicable thereafter, the board of directors and officers of Tiberon will be replaced with the board of directors and officers of C.D. Promo Limited.

8.   Shareholders' Equity

     As of December 31, 1999 there were 100 shares of the Company's Common Stock issued and outstanding. The distribution was as follows:

         Darren Everitt             30 shares
         Karl Heimer Karlsson       30 shares
         David Beasley              10 shares
         John Stephens              10 shares
         Arnar Gunnlaugsson         20 shares

                               C.D. PROMO LIMITED
                      (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

9.   Commitments and Contingencies

     Capital Lease - In November 1999, the Company entered into an automobile capital lease agreement that requires minimum monthly payments of $805 for four years.

10.  Subsequent Events

     In May 2000, the Company issued 10 shares of the Company's Common stock to Domain Decisions Limited.

     In June 2000, the Company entered into employment agreements with Darren Everitt and Karl Heimir Karlsson. Under the agreements, both Messrs. Everitt and Karlsson will serve as co-presidents of the Company. For their services, each will receive compensation of $160,000 per annum and a annual performance bonus of up to one (1) times the base salary, payable in December of each year based on the review and decision of the Company's Compensation Committee.

REGULATION                                                         CONSECUTIVE
S-K NUMBER    DOCUMENT                                             PAGE NUMBER

1.1           Resignation of Leroy Halterman                          12

1.2           Resignation of Reg Handford                             13

1.3           Resignation of Jay Hubbard                              14

3.1           Amendment to Articles of Incorporation
              changing the name of the Registrant to ePromo.com       15

10.1          Share Exchange Agreement between the Registrant          N/A
              And C.D. Promo Limited, dated May 11, 2000 (1)

10.2          Letter of Intent to acquire Qvergent Radio Corp.        17

10.3          Amendment to Letter of Intent                           23
----------

(1) Incorporated by reference to the exhibits filed on Form 10-QSB for the Period Ending March 31, 2000.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                ePromo.com

Dated: November 3, 2000                         /S/ Darren Everitt
-----------------------                         ------------------
                                                    Darren Everitt, President

                                       11